EXHIBIT 10.31

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made as of this ___ day of _________, 2002, by PALATIN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for the benefit of each Purchaser (individually a "Purchaser" and collectively the "Purchasers") entering into that certain Purchase Agreement (the "Purchase Agreement") with the Company.

                                   BACKGROUND

     Pursuant to the Purchase Agreement, the Company has offered (the "Offering") for sale up to a maximum of $12,000,000 of (a) shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock") and
(b) warrants (the "Warrants") to purchase one (1) share of Common Stock of the Company for every five (5) shares of Common Stock purchased under the Purchase Agreement. The Shares and Warrants are sometimes collectively called the "Securities." In order to induce the Purchasers to purchase the Securities, the Company has agreed to provide the registration rights set forth in this Agreement.

1. Securities Laws Representations and Covenants of Purchaser.

     This Agreement is made for the benefit of the Purchasers in reliance upon each Purchaser's representations to the Company, as the same are set forth in
Section 4 of the Purchase Agreement.

2. Registration Rights.

2.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b) "Form S-1, Form SB-1, Form S-2, Form SB-2 and Form S-3" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar form then in effect.

(c) "Purchasers" shall mean, collectively, the Purchasers, their permitted assignees and transferees and, individually, a Purchaser and any permitted assignee or transferee of such Purchaser.

(d) "Privateq Warrant Shares" shall mean the shares of common stock issued underlying any warrants issued to Privateq Advisors AG pursuant to section 5.6 of the Purchase Agreement.

(e) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements or similar documents in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.

(f) "Registrable Securities" shall mean the Shares and Warrant Shares, as well as the Privateq Warrant Shares, so long as such shares are ineligible for sale under subparagraph (k) of Rule 144.

(g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, accountant fees, blue sky fees and expenses and, the expense of any special audits incident to or required by any such Registration.

(h) "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable, unless otherwise specified herein.

(i) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

(j)                        "Securities Act" shall mean the Securities Act of
                           1933, as amended.

(k) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

(l) "Selling Stockholder" shall mean a holder of Registrable Securities who requests Registration under Section 2.3 hereof or whose shares of Common Stock become Registered pursuant to Section 2.2 hereof.

(m) "Warrant Shares" shall mean the shares of capital stock of the Company underlying the Warrants.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2.2      Required Registration.

(a) Within forty-five (45) days following the Final Closing Date of the Offering, the Company shall use its commercially reasonable efforts to prepare and file with the Commission a Registration Statement for the purpose of Registering, upon the effectiveness of such Registration Statement, the Registrable Securities.

(b) The Company shall use its commercially reasonable efforts to maintain with the Commission a Registration Statement that is effective and causes the Registrable Securities to be Registered under the Securities Act until the earlier of (i) the second anniversary of the first date on which no Warrants remain unexercised or unexpired or (ii) the date all shares purchased by the Purchasers may be sold under Rule 144 during any ninety (90) day period.

2.3      Piggyback Registration.

(a) Until the time set forth in Section 2.3(g) hereof, each time that the Company proposes to Register a public offering of its Common Stock, other than (i) pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms or (ii) on a Registration Statement filed in connection with an exchange offer or other offer of Common Stock solely to the then-existing stockholders of the Company, the Company shall promptly give written notice of such proposed Registration to all holders of Registrable Securities, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

(b) Each holder of Shares or Warrant Shares shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

(c) The Company shall have the exclusive right to select all underwriters for any underwritten public offering of securities of the Company, including all Registrable Securities. In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 2.3(b) shall contain the holder's agreement that the Registrable Securities will be included in the underwriting on the same terms and conditions as the shares of Common Stock or other securities, if any, otherwise being sold through underwriters under such Registration.

(d) Upon receipt of a written request pursuant to Section 2.3(b), the Company shall promptly use its commercially reasonable best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

(e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any shares proposed to be sold by the Company for its own account and any other issued and outstanding shares of Common Stock or other securities proposed to be included therein by holders other than the holders of Registrable Securities (such other holders' shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, including the price at which such securities can be sold, then the number of such shares of persons other than the Company that otherwise would be included in such underwritten public offering shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding, to the extent necessary, other shares held by persons who have not exercised contractual rights to include such Shares in the offering pursuant to the Prior Registration Rights Agreements (as hereinafter defined), and then, to the extent necessary, by excluding Registrable Securities participating in such underwritten public offering, pro rata, based on the number of shares of Registrable Securities each holder proposes to include; and, then, excluding to the extent necessary, other Shares proposed to be included by the holders of Other Shares who have exercised registration rights granted to them under registration rights agreements of the Company in effect on the date hereof or any other registration rights in effect on the date hereof (collectively, the "Prior Registration Rights Agreements").

(f) All Shares and Warrant Shares that are not included in an underwritten public offering pursuant to
                           Section 2.3 shall be withheld from the market by the holders thereof for a period, not to exceed 12 months following a public offering, that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. The holders of such Shares and the Warrant Shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

(g) The registration rights provided by this Agreement shall expire with respect to any Registrable Security upon the earliest to occur of (i) the effectiveness of a Registration Statement that includes in the Registration effected thereby, at the request of a Selling Stockholder, such Registrable Security; (ii) the date on which such Registrable Security is eligible for resale under Rule 144 without regard to the volume limitations thereof; and (iii) five years from the date hereof.

2.4 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 2 to use its commercially reasonable efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, using such form of available Registration Statement as is reasonably selected by the Company (unless otherwise specified herein), and use its commercially reasonable efforts to cause such Registration Statement to become effective within ninety (90) days of the filing date and remain effective, keeping each Selling Stockholder advised as to the initiation, progress and completion of the Registration;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for, in the case of a Required Registration under Section 2.2, the period set forth in Section 2.2(b) and, in the case of a Piggyback Registration under Section 2.3, six (6) months, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement;

(c) furnish to each Selling Stockholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; PROVIDED, HOWEVER, that no such prospectus need be furnished more than, in the case of a Required Registration under
                         Section 2.2, six (6) months after the conclusion of the period set forth in Section 2.2(b) and, in the case of a Piggyback Registration under Section 2.3, six months after the effective date of the Registration Statement related thereto;

(d) use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as each Selling Stockholder shall reasonably request and do any and all other acts or things which may be reasonably necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes or provide any undertaking or make any change in its Certificate of Incorporation; and

(e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.2(b) or Section 2.3(b) hereof, as the case may be, notify each Selling Stockholder of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such Selling Stockholder, prepare, file and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing. The Company may delay amending or supplementing the prospectus for a period of up to 90 days if the Company is then engaged in negotiations regarding a material transaction that has not been publicly disclosed, and the Selling Stockholders shall suspend their sale of Shares until an appropriate supplement or prospectus has been forwarded to them or the proposed transaction is abandoned.

Notwithstanding the foregoing, with respect to the proposed Registration of Registrable Securities pursuant to Section 2.3 hereof, the Company may withdraw or cease proceeding with any proposed Registration of Registrable Securities if it has withdrawn or ceased proceeding with the proposed Registration of Common Stock of the Company with which the Registration of such Registrable Securities was to be included.

2.5 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 2, except for fees and expenses, if any, of a special counsel or other advisors to the Purchasers, not to exceed $10,000.

2.6 Information Furnished by Purchaser. It shall be a condition precedent to the Company's obligations under this Agreement as to any Selling Stockholder that each Selling Stockholder furnish to the Company in writing such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request.

2.7      Indemnification.

2.7.1                     Company's Indemnification of Purchasers. The Company
                         shall indemnify each Selling Stockholder, each of its officers, directors and constituent partners, and each person controlling (within the meaning of the Securities Act) such Selling Stockholder, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Stockholder, each of its officers, directors and constituent partners and each person who controls any such Selling Stockholder, for any reasonable, documented legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this
                         Section 2.7.1 shall not apply ------- to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable -------- ------- in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue (or alleged untrue) statement or omission based upon written information furnished to the Company by such Selling Stockholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

2.7.2                     Selling Stockholder's Indemnification of Company. Each
                         Selling Stockholder shall indemnify the Company, each of its directors and officers, each individual or entity who controls the Company within the meaning of the Securities Act, each underwriter, if any, of the Company's securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Stockholder, each of its officers, directors and constituent partners and each person controlling such other Selling Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Stockholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Stockholder and relating to actions or inaction required of such Selling Stockholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Selling Stockholders, such directors, officers, partners, persons, underwriters and controlling persons for any reasonable, documented legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder and stated to be for use in connection with the offering of Registrable Securities.

2.7.3 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
                         Section 2.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable, documented fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Purchasers of a majority of the Registrable Securities).

2.7.4 CONTRIBUTION. If the indemnification provided for in this Section 2.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any documented legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim, or in collecting such indemnity or reimbursement from the indemnifying party.

3. Covenants of the Company.

         The Company agrees to:

(a) Notify the holders of Registrable Securities included in a Registration Statement (i) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement and (ii) upon learning of the initiation of any proceedings for the purpose of suspending such effectiveness, the existence of such proceedings. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(b) If the Common Stock is then listed on a national securities exchange, use its commercially reasonable best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its commercially reasonable best efforts to facilitate the reporting of the Registrable Securities on Nasdaq.

(c) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

(d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration, the Company agrees to:

(i) make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

(iii) furnish to each holder of Shares, so long as such holder of Shares owns any Shares, forthwith upon written request (a) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

(e) Prior to the filing of a Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Stockholder with copies of all pages thereto, if any, which reference such Selling Stockholder.

(f) If the Registration Statement relates to an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter's representative.

(g) Make generally available to its security holders as soon as practicable, but not later than forty five
                           (45) days after the close of the period covered thereby, or such later date as may be required by the provisions of the 1934 Act, the Company's financial statements as filed with the Commission.

(h) At the request of the Purchasers who hold a majority in interest of the Registrable Securities being sold, furnish to the underwriters, if any, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and
                         (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(i) Make available for inspection by any underwriters participating in the offering and the counsel, accountants or other agents retained by such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such underwriters in connection with the Registration Statement.

(j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(k) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Purchasers or any underwriters may reasonably request.

4.   Miscellaneous.

(a) This Agreement shall be governed by and construed under the laws of the State of New York.

(b) This Agreement may not be assigned by a Purchaser other than to the purchaser or transferee of more than 5,000 of the Purchaser's Shares, which purchaser or transferee shall be a permitted assign hereunder and under the Purchase Agreement. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

(c) This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

(d) In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties waive the benefit of any provision of law that renders any provision of the Agreement invalid or unenforceable in any respect.

(e) Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser.

(f) All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its address as set forth in the Purchase Agreement and to the Purchaser at its address as shown on the books of the Company.

(g) The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

(i) No waiver by any party to this Agreement of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

[PG NUMBER]

                                       13

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the day and year first written above.


                By:
                     ---------------------------------------------------------
                     Name of Purchaser(s):
                     Address:


                       ---------------------------------------------------------
                       ---------------------------------------------------------
                       Social Security or Taxpayer
                       Identification Number of Purchaser(s)


                       ---------------------------------------------------------
                       Number of Shares Purchased
                       ---------------------------------------------------------
                       Number of Warrants Purchased

                     Date:                         , 2002
                          -------------------------


                PALATIN TECHNOLOGIES, INC.


                By:
                     ---------------------------------------------------------
                     Carl Spana, Ph.D.
                     Chief Executive Officer


                     Date:                         , 2002
                          -------------------------

--------------------------------------------------------------------------------







                           PALATIN TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT



--------------------------------------------------------------------------------

                                Table of Contents




                                        i                                  Page

1.    Securities Laws Representations and Covenants of Purchaser..............1

2.    Registration Rights.....................................................1

   2.1      Certain Definitions...............................................1

   2.2      Required Registration.............................................2

   2.3      Piggyback Registration............................................3

   2.4      Preparation and Filing............................................4

   2.5      Expenses..........................................................6

   2.6      Information Furnished by Purchaser................................6

   2.7      Indemnification....................................................6

      2.7.1    Company's Indemnification of Purchasers.........................6

      2.7.2    Selling Stockholder's Indemnification of Company................7

      2.7.3    Indemnification Procedure.......................................8

      2.7.4    Contribution....................................................8

3.    Covenants of the Company.................................................9

4.    Miscellaneous...........................................................11